Rule 497(e)

File Nos. 333-90449

811-09667

Prestige – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Canada Life Insurance Company of America

in connection with its Canada Life of America Variable Life Account 1

Supplement dated January 11, 2006 to the Prospectus dated May 1, 2003

Please note the following changes to your Prospectus:

Effective January 1, 2006, the fees for the Gartmore GVIT Developing Markets Fund have changed as set forth below.

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses
Gartmore GVIT Developing Markets Fund	1.05%	0.25%	0.38%	1.68%

The fee changes should be reflected on page 10 of your Prospectus.

This Supplement must be accompanied by, or read in conjunction with,

the Prospectus, dated May 1, 2003.

Please keep this supplement for future references.